UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Tammy L. Schultz

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ ________________	Dated as of April 21, 2022
Tammy L. Schultz President, Chief Executive Officer and Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Paul D. Barbato

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ _______________	Dated as of April 21, 2022
Paul D. Barbato Secretary

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Numbers 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Brian J. Borakove

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ ________________	Dated as of April 21, 2022
Brian J. Borakove Treasurer

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Fernand LeBlanc

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ _________________	Dated as of April 21, 2022
Fernand LeBlanc Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Michael F. Anderson

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ ________________	Dated as of April 21, 2022
Michael F. Anderson Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Copeland

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ ________________	Dated as of April 21, 2022
Christopher J. Copeland Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Lisa Young

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ _________________	Dated as of April 21, 2022
Lisa Young Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 21, 2022
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327